                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            SCHEDULE 14A INFORMATION

      Proxy Statement Pursuant to Section 14(a) of the Securities Exchange
                          Act of 1934 (Amendment No. )

Filed by the Registrant                     /X/

Filed by a Party other than the Registrant  / /

Check the appropriate box

/ /     Preliminary Proxy Statement

/ / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

/X/     Definitive Proxy Statement

/ /     Definitive Additional Materials

/ /     Soliciting Material Under Rule 14a-12

                                  Calton, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)


--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

Check the appropriate box

/X/     No fee required

/ /     Fee computed on table below per Exchange Act Rules 14(a)(6)(i)(4) and
        0-11.

1)   Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

2)   Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

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

4)   Proposed maximum aggregate value of transaction:

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5)   Total Fee Paid:

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/ /  Fee paid previously with preliminary materials

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)   Amount previously paid:
                            ----------------------------------------------------

2)   Form, Schedule or Registration Statement No.
                                                 -------------------------------

3)   Filing party:
                  --------------------------------------------------------------

4)   Date Filed:
                ----------------------------------------------------------------

                                  CALTON, INC.

                       ----------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                 APRIL 27, 2004

                       ----------------------------------

TO THE SHAREHOLDERS OF CALTON, INC.

       The Annual Meeting of the Shareholders of CALTON, INC. (the "Company") will be held on Tuesday, April 27, 2004 at the corporate offices of Calton, Inc., 2013 Indian River Boulevard, Vero Beach, Florida at 10:00 a.m., local time, for the following purposes:

       1.     To elect one (1) director.

       2. To consider and act upon a proposal of the Board of Directors to amend the Company's Amended and Restated Certificate of Incorporation to increase the number of authorized shares of the Company's Common Stock from 10,740,000 to 25,000,000 shares.

       3. To transact such other business as may properly come before the meeting or any adjournment thereof.

       Holders of Common Stock of record at the close of business on March 19, 2004 are entitled to notice of and to vote at the meeting.

                                     By Order of the Board of Directors,

                                     MARY H. MAGEE
                                       SECRETARY

Red Bank, New Jersey
March 26, 2004

       YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING. IF YOU ARE UNABLE TO DO SO, PLEASE MARK, SIGN AND DATE THE ACCOMPANYING PROXY AND MAIL IT AT ONCE IN THE ENCLOSED ENVELOPE. PROMPT RESPONSE IS HELPFUL AND YOUR COOPERATION WILL BE APPRECIATED.

                                  CALTON, INC.

                              --------------------

                                 PROXY STATEMENT

                              --------------------

       GENERAL INFORMATION

       This Proxy Statement is furnished to the holders of Calton, Inc. (the "Company" or "Calton") Common Stock, $.05 par value ("Common Stock"), in connection with the solicitation of proxies for use at the annual meeting of shareholders to be held on April 27, 2004, and at any adjournment thereof (the "meeting" or "annual meeting"), pursuant to the accompanying Notice of Annual Meeting of Shareholders. Holders of Common Stock are referred to herein collectively as the "shareholders." Forms of proxies for use at the meeting are also enclosed. The Company anticipates mailing this Proxy Statement to its shareholders on or about March 26, 2004. The executive offices of the Company are located at 2013 Indian River Boulevard, Vero Beach, Florida 32960.

       Shareholders may revoke the authority granted by their execution of proxies at any time before the effective exercise of proxies by filing written notice of such revocation with the secretary of the meeting. Presence at the meeting does not of itself revoke the proxy; however, a vote cast at the meeting by written ballot will revoke the proxy. All shares represented by executed and unrevoked proxies will be voted in accordance with the specifications therein. Proxies submitted without specification will be voted FOR the election of the nominee for director named herein and FOR the proposal to amend the Company's Amended and Restated Certificate of Incorporation (the "Certificate of Incorporation") to increase the number of authorized shares of the Company's Common Stock from 10,740,000 to 25,000,000 shares. Management is not aware at the date hereof of any matters to be presented at the meeting other than the election of a director and the proposal to amend the Certificate of Incorporation. If any other matter is properly presented, the persons named in the proxy will vote thereon according to their best judgment.

       Proxies for use at the meeting are being solicited by the Board of Directors of the Company. The cost of preparing, assembling and mailing the proxy material is to be borne by the Company. It is not anticipated that any compensation will be paid for soliciting proxies, and the Company does not intend to employ specially engaged personnel of the Company or other paid solicitors in the solicitation of proxies. It is contemplated that proxies will be solicited principally through the mail, but directors, officers and employees of the Company may, without additional compensation, solicit proxies personally or by telephone, facsimile transmission or letter.

       VOTING SECURITIES

       The voting securities entitled to vote at the meeting consist of shares of Common Stock, with each share entitling its owner to one vote on an equal basis. On March 19, 2004, the number of outstanding shares of Common Stock was 9,263,474. Only shareholders of record on the books of the Company at the close of business on March 19, 2004 will be entitled to vote at the meeting. The holders of a majority of the outstanding shares of Common Stock, present in person or by proxy, will constitute a quorum at the meeting. The affirmative vote of a plurality of the shares of Common Stock present in person or represented by proxy and entitled to vote, is required for the election of directors. The affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote is required for the amendment of the Certificate of Incorporation. The proxy card provides space for a shareholder to withhold votes for the nominee for the Board of Directors.

       All votes will be tabulated by the inspector of election appointed at the meeting who will separately tabulate affirmative votes, negative votes, authority withheld for any nominee for director, abstentions and broker non-votes. Authority withheld will be counted toward the tabulation of the votes cast on the election of directors and will have the same effect as a negative vote. Under New Jersey law, any proxy submitted and containing an abstention or broker non-vote will not be counted as a vote cast on any matter to which it relates and, accordingly, will have no effect on the outcome of the vote. Abstentions and broker non-votes will be counted for purposes of determining whether a quorum is present at the annual meeting.

       PRINCIPAL SHAREHOLDERS

       The following table sets forth information with respect to each person who, as of March 19, 2004, is known by the Company to be the beneficial owner (as defined in Rule 13d-3 ("Rule 13d-3") of the Securities Exchange Act of 1934) of more than five percent (5%) of the Company's Common Stock. Except as set forth in the footnotes to the table, the shareholders have sole voting and investment power over such shares:

                                                                Amount and          Percent
                                                                 Nature of            of
Name of Beneficial Owner                                    Beneficial Ownership     Class
------------------------                                    --------------------     -----
Anthony J. Caldarone..................................          4,225,705 (1)        45.3%
Joyce P. Caldarone....................................          4,225,705 (2)        45.3%
Maria F. Caldarone....................................          1,031,760 (3)        11.1%
John G. Yates.........................................            731,744 (4)         7.9%
Laura A. Camisa.......................................            504,863 (3)         5.4%

-------------------

(1) Includes an aggregate of 456,240 shares held by Joyce P. Caldarone, Mr. Caldarone's wife, as to which shares he disclaims any beneficial interest, and 62,000 shares subject to stock options which are exercisable within 60 days of March 19, 2004 ("Currently Exercisable Stock Options").

(2)    Includes an aggregate of 3,769,465 shares beneficially owned by Anthony
       J. Caldarone, Mrs. Caldarone's husband, as to which shares she disclaims any beneficial interest.

(3) Includes an aggregate of 18,667 shares subject to Currently Exercisable Options.

(4) Includes an aggregate of 52,000 shares subject to Currently Exercisable Stock Options.

       SECURITY OWNERSHIP OF MANAGEMENT

       The following table sets forth information, as of March 19, 2004, with respect to the beneficial ownership (as defined in Rule 13d-3) of the Company's Common Stock by each director and nominee for director, each of the Named Officers (as defined in the section captioned "Executive Compensation") who is currently an officer of the Company and by all directors and executive officers as a group. Except as set forth in the footnotes to the table, the shareholders have sole voting and investment power over such shares.

                                                                      Amount and          Percent
                                                                      Nature of              of
Name of Beneficial Owner                                         Beneficial Ownership      Class
------------------------                                         --------------------      -----
Anthony J. Caldarone.........................................         4,225,705  (1)       45.3%
Kenneth D. Hill..............................................           192,599  (2)        2.0
John G. Yates................................................           731,744  (3)        7.9
Maria F. Caldarone...........................................         1,031,760  (4)       11.1
Laura A. Camisa..............................................           504,863  (4)        5.4
J. Ernest Brophy.............................................            79,338  (5)         (7)
Mark N. Fessel...............................................            81,493  (5)         (7)
Frank Cavell Smith, Jr.......................................            47,904  (6)         (7)
Thomas C. Corley.............................................            31,577  (8)         (7)
Robert E. Naughton...........................................            17,846  (9)         (7)
All Directors and Executive Officers as
   a Group (10 persons)(1),(2),(3),(4),(5),(6), (8) and (9)..         6,944,829            71.9

---------------

(1) Includes an aggregate of 456,240 shares held by Joyce P. Caldarone, Mr. Caldarone's wife, as to which shares he disclaims any beneficial interest, and 62,000 shares subject to Currently Exercisable Stock Options.
(2) Includes 8,000 shares held by Mr. Hill's spouse, as to which shares he disclaims any beneficial interest, and 140,000 shares subject to Currently Exercisable Stock Options.
(3)    Includes 52,000 shares subject to Currently Exercisable Stock Options.
(4)    Includes 18,667 shares subject to Currently Exercisable Stock Options.
(5)    Includes 22,000 shares subject to Currently Exercisable Stock Options.
(6)    Includes 24,000 shares subject to currently exercisable options.
(7) Shares beneficially owned do not exceed 1% of the Company's outstanding Common Stock.
(8)    Includes 28,667 shares subject to Currently Exercisable Stock Options.
(9)    Includes 14,000 shares subject to Currently Exercisable Stock Options.

                              ELECTION OF DIRECTORS

GENERAL

       The Company's by-laws provide that the Board of Directors shall consist of not fewer than three nor more than 15 members. The Board of Directors is divided into four classes, with each class to hold office for a term of four years and the term of office of one class to expire each year. The Board of Directors has fixed the number of directors at seven, one of whom is to be elected at the 2004 Annual Meeting, two whose terms expire at the annual meeting in 2005, two whose terms expire at the annual meeting in 2006 and two whose terms expire at the annual meeting in 2007.

NOMINATION PROCESS

       The Company does not have a standing nominating committee or a nominating committee charter. Currently, it chooses to rely on the expertise of its independent directors, J. Ernest Brophy, Mark N. Fessel, and Frank Cavell Smith, Jr., who consider the criteria set forth below, to propose nominees for director and the judgment of the Board in determining the nominees for election. The independent directors of the Board currently meet the standards for independence as set forth in the rules of the American Stock Exchange ("AMEX"), the exchange on which the Company's Common Stock is traded as of the date of this Proxy Statement. The nominee named herein was unanimously proposed and recommended for approval by the full Board by the following independent directors of the Company, J. Ernest Brophy, Mark N. Fessel, and Frank Cavell Smith, Jr. The Board expects to consider the appointment of a nominating committee of the Board of Directors in fiscal 2004.

       The members of the Board as a whole believe that, at a minimum, the Board should be comprised of directors who have expertise that may be useful to the Company as well as directors who have in the past exhibited the highest personal and professional ethics. When considering nominees for director, the independent directors consider several factors, including (i) relevant business experience;
(ii) independence from management; (iii) judgment, skill, integrity and reputation; (iv) existing commitments and potential conflicts of interest; (v) financial and accounting background; and (vi) the size and composition of the existing Board. Because the nominee named below is a sitting director of the Company who is up for re-election at the annual meeting, the independent directors also considered the director's past performance on the Board. The Board seeks to identify individuals who satisfy these criteria from among persons known to them.

       The independent directors of the Board will also consider nominees for director suggested by shareholders of the Company. The process by which a shareholder of the Company may suggest a nominee for director of the Company can be found under "Shareholder Proposals and Nominees for Director." The independent directors will apply the same criteria described above to any candidate suggested by a shareholder as well as evaluate any additional information required to be submitted therewith. The Company does not pay any fees to third parties to identify, evaluate or assist in identifying or evaluating potential nominees.

       Frank Cavell Smith, Jr. is the incumbent director whose term expires at the 2004 annual meeting. Mr. Smith has been nominated to stand for election at the meeting to hold office until the 2008 annual meeting. It is the intention of the persons named in the accompanying proxy to vote, unless otherwise instructed, in favor of the election of Mr. Smith. If Mr. Smith should be unable to serve, the proxies will be voted for the election of a substitute nominee, if any, designated by the Board of Directors. The Company is not aware of any reason why Mr. Smith, if elected, would be unable to serve as a director.

       Set forth below is certain biographical information with respect to the nominees for election to the Board and the directors whose terms of office will continue after the 2004 annual meeting.

NOMINEE

NOMINEE FOR ELECTION FOR A FOUR YEAR TERM EXPIRING AT THE 2008 ANNUAL MEETING.

       FRANK CAVELL SMITH, JR. Mr. Smith, age 59, has served as a Director of Calton since May 1993. Since 1990, Mr. Smith has been associated with the MEG Companies as a Senior Consultant responsible for corporate real estate consulting activities. From 1977 to 1990, Mr. Smith served as a Real Estate Consultant and Real Estate Development Manager for The Spaulding Co., Inc. Mr. Smith also is an adjunct faculty member at Boston University and a member of the Board of Trustees of Shelter, Inc.

DIRECTORS CONTINUING IN OFFICE UNTIL THE 2007 ANNUAL MEETING

       MARK N. FESSEL. Mr. Fessel, age 47, has served as a Director of Calton since May 1993. Since 1985, Mr. Fessel has owned and operated a real estate company and has acted as principal in numerous commercial and residential real estate developments throughout the northeast. Mr. Fessel is a 1981 graduate of the New York University School of Law and the New York University Undergraduate School of Business. Prior to forming his own real estate company in 1985, Mr. Fessel was an associate at the New York based law firm of Weil, Gotshal & Manges.

       JOHN G. YATES. Mr. Yates, age 61, was appointed President and Chief Operating Officer of the Company in September 2002 and a Director of the Company in October 2002. He has served as President and Chief Executive Officer of the Company's wholly owned subsidiary, PrivilegeONE Networks, LLC since May 2001. For eight years prior to joining the Company, Mr. Yates served as Senior Vice President and General Manager of American Express, and in that capacity implemented and managed the American Express Corporate Purchasing Card division. He was also employed for more than 24 years with General Electric in a variety of senior management positions.

DIRECTORS CONTINUING IN OFFICE UNTIL THE 2006 ANNUAL MEETING

       KENNETH D. HILL. Mr. Hill, age 62, has served as a Director of Calton since April 1999. From July 1999 through June, 2001 he served as Chief Executive Officer of the Company's wholly owned subsidiary, eCalton.com, Inc. Since 1975, he has founded and managed computer related companies, including NASTEC Corporation, a developer of computer-aided software engineering development tools, from 1982 until its acquisition in 1987, and Multiple Technologies Corporation, a consulting and application development company, from 1975 to 1982. From January 1994 through February 1996, he was employed as a consultant by KDH Enterprises, Inc. From March 1997 through April 1998, Mr. Hill served as President and Chief Executive Officer of DataTell Solutions, Inc., a regional systems integration company that filed for federal bankruptcy protection in May 1998. He served as President and Chief Executive Officer of National AmeriServe, Inc., an internet business solutions provider, from May 1998 through October 1998, when it merged with iAW, Inc., the predecessor of eCalton.com, Inc.

       J. ERNEST BROPHY. Mr. Brophy, age 79, a self-employed attorney and Certified Public Accountant specializing in tax consultation to clients engaged in the construction business, was reappointed as a Director of Calton in November 1995, having served in such capacity from March 1983 through November 1985 and from April 1986 until through May 1993. From 1992 through March 1996, Mr. Brophy served as Chief Financial Officer and a director of Hurdy-Gurdy International, Inc., a company that marketed sorbet products.

DIRECTORS CONTINUING IN OFFICE UNTIL THE 2005 ANNUAL MEETING

       ANTHONY J. CALDARONE. Mr. Caldarone, age 66, has served as Chairman and Chief Executive Officer of the Company since November 1995. From November 1995 through August 2002, Mr. Caldarone also served as President of the Company. He served as director of the Company from June 1993 through October 1995 and as Chairman, President and Chief Executive Officer from the inception of the Company in 1981 through June 1993.

       ROBERT E. NAUGHTON. Mr. Naughton, age 66, has served as a Director of Calton since April 1999. He served as Executive Vice President of the Company's wholly-owned subsidiary, eCalton.com, Inc., from December 2000 through November 2003. He served as a consultant to eCalton.com from July 2000 through November 2000. From 1990 until July 2000, he served as President and CEO of SIG, Inc., an information technology consulting firm specializing in network design and management, technology transition, business profit improvement, project management, e-business and staff augmentation. Prior to 1990, Mr. Naughton held management positions with AGS Information Services, Compuware and SPR Corporation. He has 25 years of experience in the information technology industry, including sales, marketing, recruiting and P&L management.

       CODE OF CONDUCT

       The Company has adopted a Code of Conduct that applies to all of its directors, officers and employees, including its Chief Executive Officer, Chief Financial Officer and other senior financial officers. The Company's Code of Conduct is posted on its website, www.caltoninc.com, under Investor Relations. The Company intends to disclose on its website any amendment to, or waiver of, a provision of the Code of Conduct that applies to its Chief Executive Officer, Chief Financial Officer or other senior financial officers.

       MEETINGS OF THE BOARD OF DIRECTORS; COMMITTEES

       During the fiscal year ended November 30, 2003, the Board of Directors held four meetings and acted by unanimous written consent on four occasions. During fiscal 2003, each member of the Company's current Board of Directors attended at least 75% of the meetings of the Board of Directors and all of the meetings of the committees on which he served. See the section captioned "Directors' Compensation" for a discussion of fees paid by the Company to its directors for their services.

       During fiscal 2003, the Board of Directors had two standing committees: the Audit Committee and the Compensation Committee.

       The Audit Committee currently consists of Mr. Brophy, Mr. Fessel and Mr. Smith. The duties and functions performed by the Audit Committee are described under the caption "Audit Committee Report" contained elsewhere in this Proxy Statement. The Audit Committee held two meetings in fiscal 2003.

       Mr. Fessel and Mr. Smith currently serve as members of the Compensation Committee. The Compensation Committee reviews and approves compensation for executive employees of the Company on a periodic basis, subject to approval of the Board, and administers the Company's Incentive Compensation Plan, the 2000 Equity Incentive Plan (the "2000 Plan"), the 1996 Equity Incentive Plan (the "1996 Plan"), the Amended and Restated 1993 Non-Qualified Stock Option Plan (the "1993 Plan" and, collectively with the 2000 Plan and the 1996 Plan, the "Option Plans") and the Employee Stock Purchase Plan. The Compensation Committee did not meet in fiscal 2003.

                             EXECUTIVE COMPENSATION

       The following table sets forth information concerning the annual and long-term compensation for services in all capacities to the Company and its subsidiaries for the fiscal years ended November 30, 2003, 2002 and 2001 of the Chief Executive Officer of the Company in fiscal 2003 and the other executive officers of the Company who earned salary and bonuses in fiscal 2003 in excess of $100,000 (collectively, the "Named Officers"):

                                                                               LONG TERM
                                              ANNUAL COMPENSATION AWARDS     COMPENSATION
                                           ------------------------------- ----------------
                                                                                AWARDS
                                                                           ----------------
                                                            OTHER ANNUAL      SECURITIES         ALL OTHER
           NAME AND                                         COMPENSATION      UNDERLYING       COMPENSATION
      PRINCIPAL POSITION            YEAR      SALARY($)         ($)             OPTIONS           ($)(1)
-------------------------------- --------- -------------- ---------------- ----------------- -----------------
Anthony J. Caldarone                2003     $  100,000       $      ---           ---         $    8,487
   Chairman & Chief Executive       2002        117,433              ---           (2)              7,594
     Officer                        2001        247,500              ---       175,000(3)          88,500

John G. Yates                       2003        150,000              ---         ---                  ---
   President                        2002        207,270              ---        90,000(2)             ---
                                    2001        134,000       $16,500(4)        55,000(5)             ---

Thomas C. Corley                    2003        116,667              ---           ---                ---
   Senior Vice President,           2002        141,162              ---        20,000(2)             ---
     Treasurer and Chief            2001            ---              ---           ---                ---
     Financial Officer(6)

Maria F. Caldarone                  2003        121,000              ---           ---                623
   Executive Vice President(7)      2002        120,000              ---        20,000(2)             589
                                    2001            ---              ---           ---                ---

Laura A. Camisa                     2003        116,000              ---           ---                460
    Senior Vice President(7)        2002        115,000              ---        20,000(2)             580
                                    2001            ---              ---           ---                ---

---------------

(1) Amounts reported for fiscal 2003 report include cost of premiums paid by the Company under a program which provides officers of the Company with additional life insurance (supplementing the coverage available under the Company's group life insurance plan).
(2) Does not include options granted in January 2002 for services rendered in fiscal 2001 as follows: Mr. Caldarone - 75,000 shares; Mr. Yates - 25,000 shares; Mr. Corley - 20,000 shares; Ms. Caldarone - 30,000 shares; and Ms. Camisa - 30,000 shares.
(3) Represents 75,000 shares underlying options granted in January 2002 for services rendered in fiscal 2001 and 100,000 shares underlying options which were repriced in fiscal 2001.
(4)    Represents housing allowance.
(5) Represents 25,000 shares underlying options granted in January 2002 for services rendered in fiscal 2001 and 30,000 shares underlying options granted in July 2001.
(6) Mr. Corley was not an executive officer of the Company in fiscal 2001 and thus compensation information for such years is not presented above.
(7) Compensation paid to this officer in fiscal year 2001 did not exceed $100,000 and thus information with respect to such year is not presented above.

       DIRECTORS' COMPENSATION

       Members of the Board of Directors who are not full time employees of Calton were each entitled in fiscal 2003 to annual compensation of $10,000 for service as a director. Effective February 26, 2003, all such compensation is payable in the form of Common Stock having an equivalent market value at the time of issuance. Calton paid or accrued a total of $42,000 in director fees to members of the Board of Directors during fiscal year 2003 ($32,500 of which was paid in the form of Common Stock).

       Each non-employee director is awarded options to purchase 10,000 shares of the Company's Common Stock each time such director is elected or re-elected to the Board of Directors and each time that an annual meeting of shareholders is held during the term of such director. In order to receive the award, an incumbent non-employee director must have attended 75% of all Board meetings and 75% of all meetings of Board committees of which the director is a member during the prior 12 months. Options to purchase an aggregate of 40,000 shares of Common Stock at an exercise price of $.21 per share (the fair market value of the Common Stock on the date of grant) were granted to non-employee directors pursuant to this arrangement in fiscal 2003.

       Directors are reimbursed for travel expenses incurred in connection with attendance at Board and committee meetings.

       EMPLOYMENT AGREEMENT WITH CHIEF EXECUTIVE OFFICER

       Effective November 21, 1995, the Company entered into an Employment Agreement (the "Employment Agreement") with Anthony J. Caldarone, Chairman, President and Chief Executive Officer of the Company. Pursuant to the Employment Agreement, Mr. Caldarone is entitled to a minimum annual salary of $250,000 ("Base Compensation") which may be increased by the Board or a committee thereof. Mr. Caldarone agreed to a reduction in his annual base salary to $165,000 in October 2001. In January 2002, Mr. Caldarone agreed to a further reduction of his salary to $100,000 per year. In November 2003, the Board of Directors extended the term of the Employment Agreement until December 31, 2005. Mr. Caldarone is entitled to participate in any bonus compensation or benefit plan or arrangement provided by the Company to its employees or senior level executives, including the Company's Incentive Plan. Under the Employment Agreement, Mr. Caldarone may be awarded up to thirty percent (30%) of the Incentive Plan's designated incentive compensation for any fiscal year and, subject to such limitation, is entitled to not less than one-half of the average percentage that all awards to other Eligible Participants are of the respective Eligible Participants' base salary for the relevant fiscal year. Mr. Caldarone is entitled to be reimbursed by the Company for certain automobile expenses and was granted options to purchase 100,000 shares of Common Stock under the 1996 Option Plan pursuant to the Employment Agreement.

       If the Employment Agreement is terminated by reason of Mr. Caldarone's death, the Company is obliged to reimburse Mr. Caldarone's designated beneficiaries the cost of COBRA benefits, other than long-term disability coverage, for a period of 18 months following the date of death. If the Employment Agreement is terminated by reason of Mr. Caldarone's disability, Mr. Caldarone will be entitled to receive a lump sum cash payment equal to $275,000 (the

"Severance Compensation") from the Company as well as the cost of COBRA benefits, other than long-term disability, for him and his family for a period of 18 months following the date of termination, and continue to participate in any group life insurance or supplemental life insurance program of the Company then in effect for a period of 18 months following the date of termination (collectively, the "Severance Benefits"). The Company may terminate the Employment Agreement for just cause in the event Mr. Caldarone is convicted of a felony in connection with his duties as an officer of the Company, if the commission of such felony resulted in a personal financial benefit to Mr. Caldarone. Upon termination for just cause by the Company, Mr. Caldarone is not entitled to receive any Severance Compensation or Severance Benefits. If the Company terminates the Employment Agreement without just cause, Mr. Caldarone is entitled to the Severance Compensation and Severance Benefits. If the Company terminates the Employment Agreement by issuing a notice of non-extension, Mr. Caldarone is entitled to receive Severance Compensation as well as the Severance Benefits. Mr. Caldarone may terminate the Employment Agreement for just cause and receive Severance Compensation and Severance Benefits, if (i) the Board fails to re-elect him as each of Chairman, President and Chief Executive Officer of the Company, (ii) the Board significantly reduces the nature and scope of his authorities, powers, duties and functions, (iii) the Company breaches any material covenant of the Employment Agreement or (iv) the Company consents to Mr. Caldarone's retirement. If Mr. Caldarone terminates the Employment Agreement without just cause or by issuing a notice of non-extension, he is not entitled to the Severance Compensation or Severance Benefits. After the date of termination of Mr. Caldarone's employment for any of the reasons specified herein and in the Employment Agreement, Mr. Caldarone will not receive any further salary payments under the Employment Agreement.

       In February 2003, Mr. Caldarone and the Company agreed that effective March 1, 2003, the amount of Severance Compensation payable to Mr. Caldarone under his Employment Agreement would be reduced by the amount of salary thereafter paid to Mr. Caldarone as Chairman and Chief Executive Officer of the Company. As a result of this arrangement, as of March 1, 2004, the amount of Severance Compensation potentially payable by the Company to Mr. Caldarone had been reduced to $175,000.

ARRANGEMENT WITH CERTAIN OFFICERS

       John G. Yates and Thomas C. Corley have served as unpaid officers of Calton, Inc. and its wholly owned subsidiary, PrivilegeONE Networks, LLC ("PrivilegeONE") since August 31, 2003 and September 30, 2003, respectively. In consideration of their agreement to continue to serve in such capacities and pursue business opportunities on behalf of PrivilegeONE, the Company has agreed that Mr. Yates and Mr. Corley will be entitled to 25% of the net profit attributable to business arrangements with parties introduced by either of them to PrivilegeONE. As a result of this arrangement, Mr. Yates and Mr. Corley are not required to devote their full time and attention to the affairs of the Company; however, the Company does not believe that the absence of a full time commitment on the part of Mr. Yates and Mr. Corley has had, or will have, a material adverse impact on the Company's ability to conduct its business.

       OPTION GRANTS

       No stock options were granted to any of the Named Officers in fiscal
2003.

       OPTION EXERCISES AND FISCAL YEAR-END VALUES

       Shown below is information with respect to options exercised by the Named Officers during fiscal 2003 and the value of unexercised options to purchase the Company's Common Stock held by the Named Officers at November 30, 2003.

                                                                  NUMBER OF SECURITIES             VALUE OF UNEXERCISED
                                                                 UNDERLYING UNEXERCISED                 IN-THE-MONEY
                                                               OPTIONS HELD AT FY-END (#)        OPTIONS AT FY-END ($)(1)
                                                               --------------------------        ------------------------
                               SHARES
                             ACQUIRED ON        VALUE
          NAME               EXERCISE(#)     REALIZED($)     EXERCISABLE      UNEXERCISABLE     EXERCISABLE    UNEXERCISABLE
          ----               -----------     -----------     -----------      -------------     -----------    -------------
Anthony J. Caldarone....            --              --          159,000           76,000          $2,100           $8,400
John G. Yates...........            --              --           47,000           98,000          18,550           38,500
Thomas C. Corley........            --              --           24,667           35,333           4,527           10,173
Maria F. Caldarone......            --              --           12,667           37,333           4,807           11,293
Laura A. Camisa.........            --              --           12,667           37,333           4,807           11,293


-----------

(1) Represents market value of shares covered by in-the-money options on November 28, 2003. The closing price of the Common Stock on such date was $.075. Options are in-the-money if market value of shares covered thereby is greater than the option exercise price.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

       The following table provides information as of November 30, 2003 with respect to shares of Common Stock that may be issued under the Company's equity compensation plans:

============================ =========================== =========================== ==============================
                                                                                          NUMBER OF SECURITIES
                                                                                        REMAINING AVAILABLE FOR
                             NUMBER OF SECURITIES TO BE   WEIGHTED-AVERAGE EXERCISE   FUTURE ISSUANCE UNDER EQUITY
                               ISSUED UPON EXERCISE OF      PRICE OF OUTSTANDING     COMPENSATION PLANS (EXCLUDING
                                OUTSTANDING OPTIONS,        OPTIONS, WARRANTS AND       SECURITIES REFLECTED IN
                                 WARRANTS AND RIGHTS               RIGHTS                     COLUMN (A))

       PLAN CATEGORY                     (a)                         (b)                          (c)
---------------------------- --------------------------- --------------------------- ------------------------------
Equity compensation plans                   735,400                  $2.48                       527,490   (2)
approved by security
holders(1)
---------------------------- --------------------------- --------------------------- ------------------------------
Equity compensation plans
not approved by security
holders(3)                                  120,000                  $8.15                           -0-
---------------------------- --------------------------- --------------------------- ------------------------------
Total                                       855,400                  $3.27                       527,490
============================ =========================== =========================== ==============================

(1) The Company's 1996 Plan and 2000 Plan provide for the issuance of incentive awards to officers, directors, employees and consultants in the form of stock options, stock appreciation rights, restricted stock and deferred stock, and in lieu of cash compensation. The Company's Employee Stock Purchase Plan permits the purchase of Common Stock by employees at a discount to market value through periodic payroll deductions.

(2) Represents 521 shares available for issuance under the 1993 Plan, 1,075 shares available for issuance under the 1996 Plan, 394,632 shares available for issuance under the 2000 Plan and 131,262 shares available for issuance under the Employee Stock Purchase Plan. The number of shares available for issuance under the Employee Stock Purchase Plan is increased on January 1 of each year by an amount equal to the lesser of two percent (2%) of the total number of shares of Common Stock then outstanding or 75,000 shares.

(3) Represents shares subject to options granted to Kenneth D. Hill, a Director of the Company pursuant to an employment agreement with the Company which terminated in July 1999. The options granted to Mr. Hill have an exercise price of $8.15 per share and expire in July 2009.

                          REPORT OF THE AUDIT COMMITTEE

       Notwithstanding anything to the contrary set forth in any of the Company's previous or future filings under the Securities Act of 1933, as amended (the "Securities Act"), or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), that might incorporate this Proxy Statement or future filings with the SEC, in whole or in part, the following report shall not be deemed to be incorporated by reference into any such filing.

MEMBERSHIP AND ROLE OF AUDIT COMMITTEE

       The Audit Committee of the Board (the "Audit Committee") is comprised of the following directors: J. Ernest Brophy, Mark N. Fessel and Frank Cavell Smith, Jr. Each member of the Audit Committee qualifies as an independent director in accordance with the rules of AMEX and the rules and regulations of the SEC. In addition, the Board has determined that J. Ernest Brophy is both independent and qualifies as a financial expert, as defined by SEC rules. The Audit Committee operates under a written charter previously adopted by the Board (see discussion below).

       The primary function of the Audit Committee is to provide advice with respect to the Company's financial matters and to assist the Board in fulfilling its oversight responsibilities regarding finance, accounting, tax and legal compliance. The Audit Committee's primary duties and responsibilities are to: 1) serve as an independent and objective body to monitor the financial reporting process and internal control systems of the Company; 2) oversee the quality and integrity of the financial statements of the Company; 3) engage a firm of independent auditors for the Company each year; 4) review and appraise the qualifications, performance and independence of the Company's independent auditors; 5) review and appraise the performance of the Company's internal audit department; 6) provide an open forum for communication among the independent auditors, senior financial officers, other members of management, the internal audit department and the Board; and 7) assist in assuring the Company's compliance with legal and regulatory requirements.

AUDIT COMMITTEE CHARTER

       The Audit Committee developed an Audit Committee Charter (the "Charter") in consultation with the Company's accounting department, the Company's independent auditors and outside general counsel. The Board adopted the Charter in fiscal 2001, and the Charter was filed with the SEC on March 16, 2001 as Appendix "A" to the Company's proxy statement delivered in connection with the 2001 annual meeting of shareholders. The Audit Committee reviews the Charter on an annual basis and updates the Charter as necessary. On January 28, 2004, the Board adopted amendments to the Charter to comply with the recently amended corporate governance rules of AMEX and the rules and regulations of the SEC. The Charter, as amended, is attached hereto as "Appendix A."

REVIEW OF THE COMPANY'S AUDITED FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDED NOVEMBER 30, 2003

       The Audit Committee has reviewed and discussed the audited financial statements of the Company for the fiscal year ended November 30, 2003 with the Company's management. The

Audit Committee has discussed with Aidman, Piser & Company, P.A. ("Aidman, Piser"), the Company's independent auditors, those matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

       The Audit Committee has also received the written disclosures and the letter from Aidman, Piser required by Independence Standards Board Standard No. 1 (Independence Discussion with Audit Committees), and the Audit Committee has discussed the independence of Aidman, Piser with that firm. Aidman, Piser confirmed, in its professional judgment, that it is not aware of any relationship between Aidman, Piser and the Company that would reasonably bear on its independence.

       Based on the Audit Committee's review and discussions noted above, the Audit Committee recommended to the Board that the Company's audited financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended November 30, 2003 for filing with the SEC.

                     PRINCIPAL ACCOUNTING FEES AND SERVICES

       The following table sets forth the aggregate fees billed to the Company for the years ended November 30, 2003 and November 30, 2002 by Aidman, Piser:

                                                     Year Ended November 30,
                                                       2003           2002
                                                   -------------  ------------
Audit Fees                                            $66,000        $58,384
Audit-Related Fees                                        ---            ---
Financial Information Systems                             ---            ---
   Design and Implementation Fees                         ---            ---
Tax Fees                                                  ---            ---
All Other Fees                                            ---            ---

       Audit fees represent amounts billed for professional services rendered for the audit of the Company's annual financial statements and the reviews of its financial statements included in the Company's Forms 10-QSB for the fiscal year. Before Aidman, Piser was engaged by the Company to render its audit services, the engagement was approved by the Audit Committee of the Company's Board of Directors.

Submitted by:

J. Ernest Brophy
Mark N. Fessel
Frank C. Smith, Jr.

                COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

       Section 16(a) of the Exchange Act requires the Company's executive officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission (the "SEC"). Officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all Forms 3, 4 and 5 they file.

       Based solely on the Company's review of the copies of such forms it has received, the Company believes that all of its executive officers, directors and greater than ten percent shareholders complied with all filing requirements applicable to them with respect to events or transactions during fiscal 2003, except that Forms 4 required to be filed by Messrs. Brophy, Fessel and Hill in January 2003 in connection with the acquisition of common stock under the 2000 Plan were filed late.

          PROPOSAL TO AMEND THE COMPANY'S CERTIFICATE OF INCORPORATION
                      TO INCREASE AUTHORIZED COMMON STOCK

GENERAL

       The Board of Directors has determined that it would be in the best interest of the Company to amend the Company's Certificate of Incorporation to increase the number of authorized shares of the Company's Common Stock from 10,740,000 to 25,000,000. The text of the proposed Certificate of Amendment is attached hereto as Appendix B. As of March 19, 2004, there were 9,263,474 shares of the Company's Common Stock outstanding, leaving 1,476,526 shares of Common Stock authorized and available for issuance. As of March 19, 2004, there were 781,400 shares of Common Stock subject to outstanding options and an additional 676,490 shares of Common Stock reserved for issuance under the Company's Option Plans and Employee Stock Purchase Plan.

       In addition to satisfying the Company's current obligations as described above, the Company may be required to raise additional capital to finance its operations. Thus, one of the purposes of the proposed amendment includes providing the Company with greater flexibility for entering into any financing opportunity that might be presented to it. Currently, the Company is restricted in its financing options due to the limited amount of authorized but unissued shares of Common Stock provided for in its Certificate of Incorporation. The Board believes that it is in the best interest of the Company to increase the number of authorized shares of Common Stock to assure the availability of shares for such purposes.

PURPOSES AND EFFECTS OF INCREASING THE NUMBER OF AUTHORIZED SHARES OF COMMON
STOCK

       The proposed amendment of the Certificate of Incorporation would increase the number of shares of Common Stock which the Company is authorized to issue from 10,740,000 shares to 25,000,000 shares. If the Proposal to amend the Certificate of Incorporation is approved by the shareholders of the Company, the additional 14,260,000 shares of Common Stock authorized would be part of the existing class of Common Stock and, if and when issued, would have the same rights and privileges as the shares of Common Stock currently issued and outstanding.

       The Board believes that the proposed increase in the number of authorized shares of Common Stock is advisable so that the Company will have sufficient authorized capital to permit (i) future equity financings, (ii) potential acquisitions of businesses for Common Stock, (iii) the grant of additional stock options under its Option Plans, (iv) the issuance of additional shares of

Common Stock under its Employee Stock Purchase Plan, and (v) potential issuances of shares of Common Stock upon exercise of outstanding warrants and options to purchase Common Stock. There are no plans, arrangements or agreements currently in place with respect to business acquisitions. Although the Company is evaluating opportunities for equity financing, no arrangements or agreements for equity financing are currently in place and no assurance can be given that the Company will be successful in obtaining any additional equity financing.

       Approval of the proposal by the shareholders of the Company will increase the number of shares of Common Stock which the Company may issue without further shareholder approval. The issuance of additional shares of Common Stock could have the effect of delaying, deferring or preventing a change in control of the Company and discouraging tender offers for the Company. In addition, the issuance of additional shares of Common Stock will have a dilutive effect on the current stockholders of the Company and could have an adverse impact on the trading price of the Common Stock.

VOTE REQUIRED

       Approval by the Company's shareholders of the proposal to amend the Certificate of Incorporation requires the affirmative vote of a majority of the votes cast at the annual meeting by the holders of Common Stock.

                THE COMPANY'S BOARD OF DIRECTORS RECOMMENDS THAT
         SHAREHOLDERS VOTE FOR THE PROPOSAL TO AMEND THE CERTIFICATE OF
                                 INCORPORATION.

                                  ANNUAL REPORT

       The annual report to shareholders for the fiscal year ended November 30, 2003 accompanies this Proxy Statement. Aidman, Piser has audited the financial statements of the Company for the three fiscal years ended November 30, 2003.

                              INDEPENDENT AUDITORSS

       The firm of Aidman, Piser, independent certified public accountants, was retained as independent auditors to the Company for the year ended November 30, 2003 by the Audit Committee of the Board of Directors. A representative of Aidman, Piser will be present at the meeting and will have an opportunity to make a statement if the representative desires to do so. Said representative will also be available to respond to appropriate questions from shareholders of the Company.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS

       The Board has adopted a formal process to be followed for those shareholders who wish to communicate directly with the Board or any individual director of the Company. A shareholder can contact the Board, or any individual director, by sending a written communication to: Board of Directors, Calton, Inc., c/o Corporate Secretary, 43 W. Front Street, Suite 15, Red Bank, New Jersey 07701. A shareholder's letter should also indicate that he or she is a Calton, Inc. shareholder. The Secretary of the Company shall either (a) distribute such communication to the Board, or a member or members thereof, as appropriate depending upon the facts and circumstances described in the communication received; or (b) determine that the communication should not be forwarded to the Board because, in his or her judgment, (i) the communication is primarily commercial in nature and relates to the Company's ordinary business or relates to a topic that is improper or not relevant to the Board; or (ii) the Company's management can adequately handle the shareholder inquiry or request, in which case the inquiry or request will be forwarded to the appropriate individual. If a shareholder communication is addressed to one or more members of the Board, but not the entire Board, the Corporate Secretary shall notify any member of the Board to whom such communication was not addressed that such communication was received and shall provide a copy of such communication upon request.

                 SHAREHOLDER PROPOSALS AND NOMINEES FOR DIRECTOR

       A shareholder of the Company who wishes to present a proposal for action at the Company's 2005 annual meeting of shareholders must submit such proposal to the Company and such proposal must be received by November 28, 2004. A shareholder wishing to submit a proposal should write to the Company's Corporate Secretary and include a detailed description of such proposal.

       The independent directors of the Board will also consider nominees for director suggested by shareholders of the Company applying the same criteria for nominees described under "Election of Directors--Nomination Process" and considering the additional information required below. A shareholder who wishes to suggest a nominee for director should write to the Company's Corporate Secretary and include the following information: (1) the name and contact information for the nominee; (2) a statement of the nominee's business experience and educational background; (3) a detailed description describing any relationship between the nominee and the proposing shareholder; (4) a statement by the shareholder explaining why he or she believes that the nominee is qualified to serve on the Board and how his or her service would benefit the Company; and (5) a statement that the nominee is willing to be considered and willing to serve as a director of the Company if nominated and elected. A shareholder wishing to suggest a nominee for director for possible consideration at the Company's 2005 annual meeting of shareholders must submit the required information to the Company and such information must be received by the Company by January 26, 2005. The Board retains complete discretion for making nominations for election as a member of the Board.

       THE MANAGEMENT OF THE COMPANY RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE NOMINEE TO THE BOARD OF DIRECTORS AND FOR THE PROPOSAL TO AMEND THE COMPANY'S CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF THE COMPANY'S COMMON STOCK.

       THE COMPANY SUBMITS TO THE SECURITIES AND EXCHANGE COMMISSION AN ANNUAL REPORT ON FORM 10-KSB. COPIES OF THE REPORT WILL BE FURNISHED WITHOUT CHARGE UPON WRITTEN REQUEST RECEIVED FROM ANY HOLDER OF RECORD OR BENEFICIAL OWNER OF SHARES OF COMMON STOCK OF THE COMPANY. REQUESTS SHOULD BE DIRECTED TO SHAREHOLDER RELATIONS, CALTON, INC., 43 WEST FRONT STREET, SUITE 15, RED BANK, NEW JERSEY 07701.

       ALL SHAREHOLDERS ARE URGED TO MARK, SIGN, DATE AND SEND IN THEIR PROXIES IN THE ENCLOSED ENVELOPE WITHOUT DELAY TO STOCKTRANS, INC., 44 West Lancaster Avenue, Ardmore, Pennsylvania 19003.

       PROMPT RESPONSE IS HELPFUL AND YOUR COOPERATION WILL BE APPRECIATED.


                                                 MARY H. MAGEE
                                                 SECRETARY

March 26, 2004

                                                                      APPENDIX A

                                  CALTON, INC.

                             AUDIT COMMITTEE CHARTER

                          (AMENDED ON JANUARY 28, 2004)

--------------------------------------------------------------------------------

I.      PURPOSE

        The primary purpose of the Audit Committee (the "Committee") is to assist the Board of Directors (the "Board") of Calton, Inc. (the "Corporation"), in fulfilling its responsibility to oversee the business and affairs of the Corporation. The Committee's primary duties and responsibilities are to: 1) serve as an independent and objective body to monitor the financial reporting process and internal control system of the Corporation; 2) oversee the quality and integrity of the financial statements of the Corporation; 3) review and appraise the qualifications, performance and independence of the Corporation's independent auditors; 4) review and appraise the performance of the Corporation's internal accounting personnel; 5) provide an open forum for communication among the independent auditors, senior financial officers, other members of management, the Corporation's internal accounting personnel and the Board; 6) prepare an annual Committee report to be included in the Corporation's proxy statement as required by the regulations of the United States Securities and Exchange Commission (the "SEC"); and 7) assist in assuring the Corporation's compliance with legal and regulatory requirements. The Committee will fulfill these responsibilities primarily by carrying out the activities enumerated in
Section IV of this Audit Committee Charter (this "Charter"). In addition, it shall encourage continuous improvement of and adherence to the Corporation's policies, procedures and practices, including, but not limited to, the Corporation's Code of Conduct.

II.     COMPOSITION

        The Committee shall be comprised of a minimum of three (3) directors, as determined by the Board, who qualify as "independent" directors in accordance with the rules and regulations of the American Stock Exchange ("AMEX") and the SEC, as such rules and regulations may be amended from time to time.

        All Committee members shall be financially literate at the time of their appointment or election, which includes having a working familiarity with basic finance and accounting practices, and shall have sufficient financial expertise and ability to enable them to discharge their responsibilities. At least one member of the Committee shall qualify as a "financial expert." The term "financial expert" shall have the meaning ascribed thereto in the rules and regulations of the SEC, as such rules and regulations may be amended from time to time. Committee members may enhance their familiarity with finance and accounting by participating in educational programs.

        The members of the Committee shall be elected by the Board at the annual organizational meeting of the Board and shall serve until their successors shall be duly elected and qualified.

The Board may remove a member of the Committee in its discretion. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

III.    MEETINGS AND REPORTS

        The Committee shall meet quarterly, or more frequently as circumstances dictate. As part of its job to foster open communication and inquiry, the Committee shall meet at least annually with management and the independent auditors in separate sessions to discuss any matters that the Committee or each of these groups believes should be discussed. In addition, the Committee shall meet in a separate session with the independent auditors at least twice a year to review the Corporation's financial statements. The Committee shall meet with senior management and the independent auditors at least quarterly to review the Corporation's financial statements and the quarterly report on Form 10-Q. Such meetings may be via teleconferencing or other electronic means.

        The Committee is authorized to retain persons having special competence, legal counsel and other advisors as may be necessary or appropriate to assist the Committee in fully complying with all duties and obligations set forth in this Charter. The Committee shall make regular reports to the Board of its activities, which shall include, where appropriate, recommendations for future action by the Board. The Board shall ensure that the Committee is adequately funded to (i) compensate any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Corporation; (ii) compensate any registered public accounting firm engaged for the purpose of providing non-audit services; and (iii) carry-out the activities and utilize the resources provided for herein.

IV.     RESPONSIBILITIES AND DUTIES

        In order to fulfill its purpose, the Committee shall have the following responsibilities and duties:

DOCUMENTS AND REPORTS

1. Review and assess the adequacy of this Charter annually and update this Charter as conditions warrant.

2. Review the regular internal reports to management prepared by the Corporation's internal accounting personnel and management's response to such reports.

3. Review with senior financial officers and the independent auditors the quarterly report on Form 10-Q, including significant changes in accounting principles or their application, disclosure under Management's Discussion and Analysis of Financial Condition and Results of Operations, the discussion of the Corporation's critical accounting policies and estimates, the certification of financial statements included in the Form 10-Q and other financial information, prior to the filing of the Form 10-Q with the SEC or prior to the release of earnings to the public. The Chair of the Committee may represent the entire Committee for purposes of this review.

4. Review with senior financial officers and the independent auditors the annual report on Form 10-K, including significant changes in accounting principles or their application, disclosure under Management's Discussion and Analysis of Financial Condition and Results of Operations, the discussion of the Corporation's critical accounting policies and estimates, the certification of financial statements included in the Form 10-K and other financial information, prior to the filing of the Form 10-K with the SEC or prior to the release of earnings to the public.

5. Recommend to the Board that the annual financial statements of the Corporation be included in the Corporation's annual report on Form 10-K.

6. Review with senior financial officers and the independent auditors, as appropriate, the annual report to shareholders prior to its distribution to shareholders and prior to its filing with the SEC.

7. Prepare an annual Committee report to be included in the Corporation's proxy statement as required by SEC regulations.

INDEPENDENT AUDITORS

8. Evaluate and select the independent auditors, considering independence and effectiveness, and approve the terms of the engagement and the fees and other compensation to be paid to the independent auditors. On an annual basis, the Committee shall review and discuss with the auditors all significant relationships the auditors have with the Corporation to determine the independence of the auditors.

9. Pre-approve any permissible non-audit services to be provided to the Corporation by the independent auditors and the fees associated with such non-audit services.

10. Pre-approve any non-audit services to be provided to the Corporation by outside consultants, other than the independent auditors, and the fees associated with such non-audit services.

11. Periodically consult with the independent auditors about internal controls and procedures and the completeness and accuracy of the Corporation's financial statements and other financial information.

12. Review the performance of the independent auditors and approve any proposed discharge of the independent auditors when circumstances warrant. The Committee shall request, at least annually, a report from the independent auditors detailing i) the auditors' internal quality control procedures, ii) any problems or material issues raised by recent internal quality control reviews, investigations or inquiries, or by any inquiry or investigation by governmental or professional authorities, and iii) the steps taken to rectify any factors that would call into question the auditors' independence, including all relationships between the Corporation and the auditors.

13. Ensure that the lead audit partner assigned by the Corporation's independent auditors to the Corporation, as well as the audit partner responsible for reviewing the Corporation's audit, shall be changed at least every five (5) years.

14. Establish and enforce clear hiring policies with regard to employees and former employees of the Corporation's independent auditors. The Committee shall enforce a one-year cooling-off period before the lead partner, the concurring partner or any other member of an audit engagement team who provides more than ten hours of audit services during an annual audit period may be employed by the Corporation in a financial oversight role, including, without limitation, as a member of the Board, chief executive officer, president, chief financial officer, chief operating officer, chief accounting officer, controller, director of internal audit or an equivalent position.

FINANCIAL REPORTING PROCESS

15. In consultation with the independent auditors and internal audit department, review the integrity of the Corporation's financial reporting processes, both internal and external, including the adequacy of the Corporation's disclosure controls and procedures.

16. Discuss with the independent auditors any material correcting adjustments that have been identified by the independent auditors and made to conform with generally accepted accounting principles.

17. Consider the judgments of the independent auditors concerning the quality and appropriateness of the Corporation's accounting principles as applied in its financial reporting.

18. Consider and approve, if appropriate, major changes to the Corporation's auditing and accounting principles and practices as suggested by the independent auditors, management or the internal accounting personnel, including alternatives to, and the rationale for, the decisions made.

19. Review and discuss with management, senior financial officers and the independent auditors the Corporation's policies with respect to risk assessment and risk management, including the Corporation's major financial risk exposure and steps taken by management to monitor and mitigate such exposure.

20. Discuss with the Corporation's principal executive and senior financial officers and the Corporation's independent auditors all significant deficiencies in the design or operation of internal controls and procedures which could adversely affect the Corporation's ability to record, process, summarize and report financial data and any material weaknesses in internal controls, and, any fraud, whether or not material, that involves management or other employees who have a significant role in the Corporation's internal controls.

21. Discuss with the Disclosure Committee (the "Disclosure Committee") of the Corporation (i) the information contained in the Corporation's financial statements and reports to the SEC, (ii) the effectiveness of the Corporation's disclosure controls and procedures, and (iii) any change in the Corporation's internal controls over financial reporting that has materially affected or is reasonably likely to materially affect the Corporation's internal controls over financial reporting. The Disclosure Committee shall (i) ensure that the reports that the Corporation files with the SEC pursuant to the Securities Exchange Act of 1934, as amended, disclose all information required to be disclosed in such reports, (ii) modify the Corporation's disclosure controls and procedures, as necessary, and (iii) monitor the Corporation's internal financial controls.

PROCESS IMPROVEMENT

22. Establish regular and separate systems of reporting to the Committee by management and the independent auditors regarding any significant judgments made by management or the independent auditors in its preparation of the financial statements.

23. Establish regular and separate systems of reporting to the Committee by the Corporation's internal accounting personnel. The Committee shall review (i) the activities, duties and obligations of the Corporation's internal accounting personnel, including, but not limited to, the preparation of the annual internal audit plan and budget and those duties and obligations prescribed in the Corporation's Code of Conduct, and (ii) the results of any and all audit work performed by the internal accounting personnel.

24. Following completion of the annual audit, review separately with each of management, the independent auditors and the internal audit department any significant difficulties encountered during the course of the audit, including, but not limited to any restrictions on the scope of work or access to required information.

25. Review with management, the independent auditors and the internal accounting personnel the extent to which changes or improvements in financial or accounting practices, as approved by the Committee, have been implemented.

26. Review and resolve any significant disagreement among management and the independent auditors or the internal accounting personnel in connection with the preparation of the financial statements or other financial information.

27. Oversee and evaluate all related party transactions proposed to be entered into by the Corporation.

28. Assess annually the overall performance and effectiveness of the Committee.

ETHICAL AND LEGAL COMPLIANCE

29. Review and update periodically the Corporation's Code of Conduct and determine that there is an established system to enforce the Code of Conduct.

30. Review the system established by management to enforce the Code of Conduct. Review management's monitoring of the Corporation's compliance with the Code of Conduct.

31. Review and investigate any matters pertaining to the integrity of management, including conflicts of interest and adherence to standards of business conduct as required in the Code of Conduct.

32. Review the system established by management to ensure that the Corporation's financial statements and reports are accurately and timely disseminated to governmental organizations and the public and satisfy all legal requirements.

33. Review the organizational structure of the internal accounting personnel and the qualifications of the internal accounting personnel.

34. Review with the Corporation's counsel any legal matter that could have a significant impact on the organization's financial statements or other financial information.

35. Review with the Corporation's counsel legal compliance and regulatory matters.

36. Perform any other activities consistent with this Charter, the Corporation's By-laws, rules of the AMEX and governing law, as the Committee or the Board deems necessary or appropriate.

COMPLAINT PROCEDURES

37. Establish written procedures consistent with the Code of Conduct for handling complaints regarding accounting, internal accounting controls and auditing matters, including procedures for confidential, anonymous submission of concerns by employees regarding accounting and auditing matters.

38. Establish written procedures for the confidential receipt, retention and consideration of any report by an attorney of evidence of (i) a material violation of any applicable Federal or state securities law, (ii) a material breach of fiduciary duty arising under Federal or state law, or
        (iii) a similar material violation of any Federal or state law, by the Corporation or any officer, director, employee or agent of the Corporation.

39. Investigate any matter brought to the Committee's attention with full access to all books, records, facilities and personnel of the Corporation, and make recommendations to the Board as to any corrective or remedial action unless such action shall be within the purview of the authority of this Committee. The Committee is authorized to retain such additional expert personnel as the Committee may deem necessary in connection with any such investigation.

                                                                      APPENDIX B
                            CERTIFICATE OF AMENDMENT
                           TO THE AMENDED AND RESTATED
                          CERTIFICATE OF INCORPORATION
                                 OF CALTON, INC.

To:     The Department of Treasury
        State of New Jersey

        Pursuant to the provisions of Sections 14A:7-15.1(3), 14A:9-2(2) and 14A:9-4(2) of the New Jersey Business Corporation Act, the undersigned Corporation executes the following Certificate of Amendment to its Amended and Restated Certificate of Incorporation:

1.      The name of the Corporation is "Calton, Inc."

2. The following amendment to the Amended and Restated Certificate of Incorporation (the "Amendment") was approved by the Board of Directors and thereafter duly adopted by the shareholders of the Corporation on April 27, 2004:

        The first paragraph of Article IV of the Amended and Restated Certificate of Incorporation of the Company is amended to read in its entirety as follows:

        "The total number of shares of all classes of stock which the Corporation shall have authority to issue is 27,520,000, of which 25,000,000 shares shall be classified as "Common Stock," having a par value of five cents ($.05) per share, 520,000 shares shall be of a class designated "Preferred Stock," having a part value of ten cents ($.10) per share, and 2,000,000 shares shall be of a class designated "Class A Preferred Stock," having a par value of ten cents ($.10) per share."

3. The number of shares entitled to vote on the adoption of the Amendment was _________ shares of Common Stock, par value five cents ($.05) per share, entitling the holders thereof to one (1) vote per share. The number of shares of Common Stock voted for the Amendment was __________ shares and the number of shares of Common Stock voting against the Amendment was _________ shares. A total of __________ shares abstained from voting on the Amendment.

        IN WITNESS WHEREOF, Calton, Inc. has caused its duly authorized officer to execute this Certificate of Amendment on this ____ day of April, 2004.

                                              Calton, Inc.


                                          By:
                                              -------------------------------
                                        Name:
                                       Title:

                                  CALTON, INC.
      PROXY FOR ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 27, 2004

                   THIS PROXY IS BEING SOLICITED ON BEHALF OF
                     THE BOARD OF DIRECTORS OF CALTON, INC.

P KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Anthony J. Caldarone and Laura A. Camisa and each of them, the true and lawful attorneys, agents and proxies of the undersigned, with
R full power of substitution, to vote with respect to all the shares of Common Stock of CALTON, INC., standing in the name of the undersigned at the close of business on March 19, 2004, at the annual meeting of
O shareholders to be held at 2013 Indian River Boulevard, Vero Beach, Florida on April 27, 2004 and at any and all adjournments thereof, with all powers that the undersigned would possess if personally present and
X especially (but without limiting the general authorization and power hereby given) to vote as indicated on the reverse side hereof. Said proxies are authorized to vote in their discretion upon any other matters
Y     which may come before the meeting.

      THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED, AND IF NO INSTRUCTIONS TO THE CONTRARY ARE INDICATED, WILL BE VOTED FOR THE ELECTION OF FRANK CAVELL SMITH, JR. AS DIRECTOR AND FOR THE PROPOSAL TO AMEND THE CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF CALTON, INC. COMMON STOCK.







                                  COMMON STOCK


                                  (This proxy is continued from reverse side)


                                                                                     Please mark your    |X|
                                                                             votes as in this example.


                                                 WITHHOLD
                                               AUTHORITY to
                                               vote for the
                            FOR the nominee      nominee
                                                                                     FOR     AGAINST    ABSTAIN
1. Election of Frank C.          |_|               |_|         2. Approval of        |_|       |_|        |_|
   Smith, Jr. as Director.                                        Amendment of
                                                                  Certificate
                                                                  of Incorporation



                                                              PLEASE MARK, SIGN, DATE AND RETURN
                                                              THE PROXY CARD PROMPTLY USING THE
                                                              ENCLOSING ENVELOPE.

Signature(s) of
Shareholder(s)____________________________________________________________________________________
(Joint owners must EACH sign. Please sign EXACTLY as your name(s) appear(s) on this card. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please give your FULL title.)